UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2006

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On March 22, 2006, the Registrant announced that it had entered into definitive agreements for the acquisition and master leaseback of the real estate holdings of Hearthstone Assisted Living, Inc., consisting of a portfolio of 32 assisted living and Alzheimer’s facilities. The purchase price is $419 million plus an estimated $12 million of debt defeasance and closing costs. The transaction is anticipated to close by May 31, 2006, subject to real estate, regulatory and other closing conditions.

A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 and is incorporated by reference.

Certain information contained in this report and the press release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this report and the press release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals, including the closing of the Hearthstone acquisition and achievement of the anticipated benefits therefrom; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 8, 2006.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including any exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Company Press Release* dated March 22, 2006.

*	This exhibit is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: March 22, 2006	By:	/s/ Abdo H. Khoury
Name: Abdo H. Khoury Title: Senior Vice President and Chief Financial and Portfolio Officer